UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Semiannual report 1|31|14

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	25

Shareholder meeting results	59

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In early 2014, stock prices fluctuated while most bond markets advanced, reversing the trends that dominated the two asset classes during 2013. Although the economic recovery appears to remain intact and previous market forces may re-emerge, the shift in short-term trends reminds investors once again about the value of portfolio diversification.

In this environment, we believe Putnam’s commitment to active fundamental research and taking a proactive view about risk is well suited to uncovering attractive investment opportunities.

We are pleased to report that this focus continues to earn Putnam high marks among industry peers. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes.

Lastly, for guidance on today’s markets, we also believe that you are well served by consulting with your financial advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Providing the benefits of balanced investing since 1937

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital growth and bonds to help provide current income. The original portfolio featured industrial stocks and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, economic uncertainties continue to challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Today, Putnam remains committed to this prudent approach.

## Growth of a $10,000 investment since fund inception, 11/5/37, through 1/31/14

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$5,697,902
8.68%
annualized return before sales charge
$1,000,000
$100,000
$10,000
$10,000
1940
1950
1960
1970
1980
1990
2000
2010

**Over seven eventful decades, the fund's balance of stocks and bonds has served investors by providing income and building wealth.**

*Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.*

2 George Putnam Balanced Fund

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 2–3 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78 and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

4	George Putnam Balanced Fund

Interview with your fund’s portfolio managers

What was the market environment like during the six months ended January 31, 2014?

David: During the semiannual period, investors who took on risk were generally rewarded. The period was not without volatility, however. For example, the market advance slowed in October as a result of the congressional budget debate, which led to a 16-day partial shutdown of the federal government. In January, the period’s final month, there was a small correction in U.S. equities, with the S&P 500 Index, a broad measure of U.S. stocks, declining more than 3.5%, due in part to year-end profit taking and some weaker macroeconomic data.

During the period, the Federal Reserve did a good job of communicating its intentions to eventually draw down its $85-billion-a-month purchase of bonds. Although the actual first $10 billion reduction did not take place until January 2014, this announcement of its intent to reduce bond buying affected the more interest-rate-sensitive areas of the fixed-income market.

How would you characterize the bond market environment during the period?

Kevin: Through the fourth quarter of 2013 and into 2014, the bond market continued to be a favorable environment for taking credit and liquidity risk. The central bank’s December decision to modestly reduce its bond-buying

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 2–4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

George Putnam Balanced Fund	5

program offered a degree of confirmation that the economy has continued to heal and growth was on track. Bond yields spiked on the news as the first reduction in the bond-buying program was somewhat earlier than the market was anticipating. Additionally, Japan’s economy strongly rebounded, while core European economies performed better than expected. All told, a supportive global economic backdrop encouraged investors to put capital to work in the credit markets.

How did the fund’s fixed-income portfolio fare during the period?

During the period, the fund’s fixed-income portfolio consisted primarily of U.S. Treasuries, agency securities, and high-grade corporate bonds. We’ve continued to de-emphasize interest-rate risk, reducing Treasuries and agencies in favor of the more attractive yield spreads of high-quality corporates. Overall, we also trimmed more of our bond exposure, elevating our cash position. While this cash exposure offered negligible returns and was a drag on performance versus the secondary benchmark, the George Putnam Blended Index, the lower bond exposure gave us a relative boost.

How did the fund’s stock portfolio perform for the period?

David: The fund’s stock portfolio returned 3.69% during the period, underperforming its benchmark, the Russell 1000 Value Index, which returned 4.63%. Our relatively underweight position in financials aided fund performance, while an overweight position in consumer staples detracted. We continued to see solid performance from individual stocks, which aided absolute performance.

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	George Putnam Balanced Fund

How would you characterize the equity market environment you were investing in during the period?

David: As is usually the case, the overall market environment was dictated both by the actual and the forecasted movements in interest rates and company earnings. Prior to the period, interest rates had risen on expectations that the Fed would soon taper its monthly bond buying. As the period progressed, interest rates stabilized and overall economic growth remained tepid. With the postponement of Fed tapering, the market rally continued through the fourth quarter, pushing U.S. equities to their best annual performance since the 1990s.

Today, however, one of the interesting features of the U.S. equity market is that valuations are at an unusual level of parity. Rarely do we see equities with more homogeneity. To put it simply, most stocks are trading at a price-earnings ratio of around 15x earnings, meaning that valuations are essentially the same across all market sectors. Stocks are not overly expensive nor are they particularly cheap at this point in the cycle. This signals an environment in which fundamental research and bottom-up stock selection become more critical, and suggests that investors should pay closer attention to growth potential than to valuation.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

George Putnam Balanced Fund	7

Which individual holdings contributed to performance versus the Russell 1000 Value Index, the equity-only benchmark, for the period?

David: The biggest contributor was our decision to underweight energy giant Chevron, which saw its fourth-quarter profit fall 32% on lower global production and weaker refined products margins.

We also benefited by overweighting media and technology company Comcast and hotel operator Marriott International. We believed both were solid franchises with growing cash flows and were reasonably priced at the beginning of the period. Ultimately, these two holdings benefited the fund’s performance.

Which individual holdings detracted from performance?

David: As was the case during the last period, an overweight position in multinational tobacco distributor Philip Morris International hurt performance, with the company suffering from negative earnings revisions due to weakening international markets and currencies. At today’s prices, however, we still believe the stock represents excellent value.

Another overweight position in domestic merchandiser Bed Bath & Beyond also detracted from performance. Overall weak consumer demand generally hurt retailers during the period, and earnings estimates for Bed Bath & Beyond were lowered. That said, we still believe the stock represents solid value in the current environment.

The fund changed its distribution rate during the period. Could you comment on the reasons for the change?

Kevin: The fund increased its dividend rate from $0.050 per share to $0.053 per share, an increase of 6.00% effective November 2013.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	George Putnam Balanced Fund

This was the result of an increase in distributable income due to an increase in interest income earned in the fund.

What is your outlook for stocks over the next six months, and how are you positioning the fund in response?

David: When we consider the combination of valuation, fundamentals, and sentiment in today’s environment, we believe the 2013 run-up in the stock market was rational. However, by historical standards, this performance was exceedingly strong, and our outlook is more tempered for 2014. We believe equity valuations are at the middle of their historical range. With stocks at what we believe are average valuations, our expectation is for average returns. While we remain constructive on the current market, given how far we have risen, we are investing with a bit more caution than six months ago.

What is your outlook for the bond market for the coming months, and how are you positioning the fund?

Kevin: We are focused on several key risks. First, the Fed is faced with a delicate balancing act as it seeks to communicate further reductions in its bond-buying program without destabilizing the financial markets or the U.S. economy. This will bear watching as economic data unfold in the coming months.

The second area we are looking at is wage inflation. Generally speaking, investors believe wage inflation could become problematic at higher levels of employment. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, we could see the Fed reducing its stimulus efforts much earlier than the markets are currently forecasting.

Lastly, it is possible that economic growth could be stronger in 2014 than forecast, particularly during the second half of the year. If that occurs, real interest rates [prevailing interest rate minus the rate of inflation], which have been negative since 2008, could significantly rise. In our opinion, however, rates are unlikely to rise so quickly that they undermine the markets.

In terms of positioning, given the prospect of higher interest rates, we have de-emphasized interest-rate risk and will continue to seek attractive opportunities for capitalizing on credit and liquidity spreads.

Thank you, David and Kevin, for bringing us up to date on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David M. Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

George Putnam Balanced Fund	9

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

10	George Putnam Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.68%	8.59%	8.56%	8.56%	7.86%	7.86%	7.95%	7.90%	8.41%	8.75%	8.75%	8.75%

10 years	41.01	32.90	32.55	32.55	30.81	30.81	34.17	29.47	37.56	44.55	44.64	44.55
Annual average	3.50	2.89	2.86	2.86	2.72	2.72	2.98	2.62	3.24	3.75	3.76	3.75

5 years	92.10	81.05	84.90	82.90	85.11	85.11	87.44	80.88	89.77	94.45	94.57	94.45
Annual average	13.95	12.61	13.08	12.83	13.11	13.11	13.39	12.58	13.67	14.22	14.24	14.22

3 years	31.57	24.01	28.52	25.52	28.57	28.57	29.57	25.03	30.49	32.44	32.52	32.44
Annual average	9.58	7.44	8.72	7.87	8.74	8.74	9.02	7.73	9.28	9.82	9.84	9.82

1 year	12.14	5.70	11.29	6.29	11.26	10.26	11.60	7.70	11.83	12.46	12.53	12.46

6 months	3.69	–2.28	3.26	–1.74	3.26	2.26	3.40	–0.21	3.51	3.81	3.87	3.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Class B share performance reflects conversion to class A shares after eight years.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

George Putnam Balanced Fund	11

Comparative index returns For periods ended 1/31/14

		Barclays		Lipper
	Russell 1000	U.S. Aggregate	George Putnam	Balanced Funds
	Value Index	Bond Index	Blended Index†	category average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	96.89%	57.03%	92.09%	73.49%
Annual average	7.01	4.62	6.75	5.61

5 years	135.55	27.23	89.66	82.74
Annual average	18.69	4.93	13.66	12.75

3 years	47.45	11.61	33.64	24.92
Annual average	13.82	3.73	10.15	7.66

1 year	20.02	0.12	11.83	10.21

6 months	4.63	1.78	3.56	4.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78. The Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59. They all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/14, there were 703, 687, 636, 601, and 328 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(12/2/13)	(12/2/13)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	8.71%	8.63%	8.59%	8.59%	7.89%	7.89%	7.98%	7.93%	8.44%	8.78%	8.78%	8.78%

10 years	44.83	36.50	36.14	36.14	34.38	34.38	37.76	32.93	41.46	48.53	48.53	48.53
Annual average	3.77	3.16	3.13	3.13	3.00	3.00	3.25	2.89	3.53	4.04	4.04	4.04

5 years	90.03	79.11	82.80	80.80	83.02	83.02	85.20	78.72	87.64	92.36	92.36	92.36
Annual average	13.70	12.36	12.82	12.57	12.85	12.85	13.12	12.31	13.41	13.98	13.98	13.98

3 years	35.91	28.09	32.89	29.89	32.81	32.81	33.78	29.10	34.89	36.90	36.90	36.90
Annual average	10.77	8.60	9.94	9.11	9.92	9.92	10.19	8.89	10.49	11.04	11.04	11.04

1 year	17.76	10.99	16.92	11.92	16.85	15.85	17.18	13.08	17.44	18.08	18.08	18.08

6 months	8.78	2.52	8.38	3.38	8.35	7.35	8.47	4.68	8.68	8.88	8.88	8.88

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	George Putnam Balanced Fund

Fund price and distribution information For the six-month period ended 1/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	0	0	2

Income	$0.103		$0.047	$0.048	$0.066		$0.086	—	—	$0.122

Capital gains	—		—	—	—		—	—	—	—

Total	$0.103		$0.047	$0.048	$0.066		$0.086	—	—	$0.122

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/13	$14.81	$15.71	$14.65	$14.72	$14.62	$15.15	$14.77	—	—	$14.86

12/2/13*	—	—	—	—	—	—	—	$15.28	$15.28	—

1/31/14	15.25	16.18	15.08	15.15	15.05	15.60	15.20	15.30	15.31	15.30

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.39%	1.31%	0.66%	0.69%	0.93%	0.90%	1.16%	N/A	N/A	1.62%

Current 30-day SEC
yield [2]	N/A	1.24	0.57	0.57	N/A	0.79	1.07	N/A	N/A	1.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

George Putnam Balanced Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/13	1.01%	1.76%	1.76%	1.51%	1.26%	0.73%*	0.63%*	0.76%

Annualized expense ratio for the six
month period ended 1/31/14†	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 12/2/13 (commencement of operations) to 1/31/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013 (or, in the case of class R5 and R6 shares, from December 2, 2013 (commencement of operations)) to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.08	$8.91	$8.91	$7.64	$6.36	$1.22‡	$1.05‡	$3.80

Ending value (after expenses)	$1,036.90	$1,032.60	$1,032.60	$1,034.00	$1,035.10	$1,001.30	$1,002.00	$1,038.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14 (or, in the case of class R5 and R6 shares, the period from 12/2/13 (commencement of operations) to 1/31/14). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 8/1/13 to 1/31/14, they would have been higher.

14	George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.04	$8.84	$8.84	$7.58	$6.31	$3.72	$3.21	$3.77

Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,017.69	$1,018.95	$1,021.53	$1,022.03	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14 (or, in the case of class R5 and R6 shares, the period from 12/2/13 (commencement of operations) to 1/31/14). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

16	George Putnam Balanced Fund

fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund	17

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

18	George Putnam Balanced Fund

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

George Putnam Balanced Fund	19

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical

20 George Putnam Balanced Fund

effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

George Putnam Balanced Fund	21

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved

22 George Putnam Balanced Fund

this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 674, 645 and 607 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees, while noting that your fund’s investment performance over the one- and three-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance 2008, which was largely due to the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments, and that the fund’s relative performance has improved under this portfolio manager, with the fund ranking in the second quartile for the one-year period ended December 31, 2012 and in the first quartile for the three-year period then ended.  The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation

George Putnam Balanced Fund	23

structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential ben-efits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to pol icies established by the Trustees, soft dollars generated by these means are used primar ily to acquire brokerage and research services that enhance Putnam Management’s invest ment capabilities and supplement Putnam Management’s internal research efforts. How ever, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distri bution services. In conjunction with the annual review of your fund’s management and sub management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Part nership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 George Putnam Balanced Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 1/31/14 (Unaudited)

COMMON STOCKS (57.7%)*	Shares	Value

Banking (7.5%)
Bank of America Corp.	813,800	$13,631,150

Bank of New York Mellon Corp. (The)	188,200	6,014,872

Barclays PLC ADR (United Kingdom)	111,400	1,994,060

BB&T Corp.	63,900	2,390,499

Capital One Financial Corp.	73,700	5,203,957

Citigroup, Inc.	204,550	9,701,807

City National Corp.	28,200	2,040,270

Fifth Third Bancorp	167,500	3,520,850

JPMorgan Chase & Co.	286,800	15,877,248

PNC Financial Services Group, Inc.	29,600	2,364,448

Regions Financial Corp.	310,500	3,157,785

State Street Corp.	125,000	8,368,750

U.S. Bancorp	228,700	9,086,251

Wells Fargo & Co.	230,000	10,428,200

		93,780,147
Basic materials (1.5%)
Agrium, Inc. (Canada)	37,300	3,248,830

Alcoa, Inc.	76,900	885,119

Dow Chemical Co. (The)	102,948	4,685,163

E.I. du Pont de Nemours & Co.	28,400	1,732,684

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	72,200	2,340,002

International Paper Co.	59,600	2,845,304

Nucor Corp.	46,400	2,243,440

PPG Industries, Inc.	8,700	1,586,532

		19,567,074
Capital goods (3.4%)
Caterpillar, Inc.	27,200	2,554,352

Eaton Corp PLC	72,300	5,284,407

Emerson Electric Co.	22,000	1,450,680

General Dynamics Corp.	64,200	6,504,102

Illinois Tool Works, Inc.	52,700	4,156,449

Ingersoll-Rand PLC	21,500	1,263,985

Northrop Grumman Corp.	35,100	4,055,805

Parker Hannifin Corp.	16,000	1,813,920

Raytheon Co.	72,100	6,854,547

Schneider Electric SA (France)	19,144	1,546,330

Staples, Inc.	28,500	375,060

United Technologies Corp.	58,300	6,647,366

		42,507,003
Communication services (1.5%)
AT&T, Inc.	97,982	3,264,760

Comcast Corp. Class A	148,200	8,069,490

Juniper Networks, Inc. †	38,400	1,021,824

Verizon Communications, Inc.	134,800	6,473,096

		18,829,170
Conglomerates (1.5%)
3M Co.	12,900	1,653,651

General Electric Co.	301,500	7,576,695

26 George Putnam Balanced Fund

COMMON STOCKS (57.7%)* cont.	Shares	Value

Conglomerates cont.
Siemens AG ADR (Germany) †	13,100	$1,654,399

Tyco International, Ltd.	201,000	8,138,490

		19,023,235
Consumer cyclicals (5.2%)
ADT Corp. (The)	42,450	1,275,198

Bed Bath & Beyond, Inc. †	87,100	5,561,335

CBS Corp. Class B (non-voting shares)	112,900	6,629,487

D.R. Horton, Inc. †	119,800	2,812,904

Ford Motor Co.	194,200	2,905,232

Gaming and Leisure Properties, Inc. † R	41,700	1,446,990

General Motors Co. †	82,900	2,991,032

Hasbro, Inc.	15,900	781,008

Hilton Worldwide Holdings, Inc. †	89,563	1,939,039

Home Depot, Inc. (The)	16,600	1,275,710

Johnson Controls, Inc.	148,300	6,839,595

Macy’s, Inc.	14,900	792,680

Marriott International, Inc. Class A	112,720	5,557,096

Owens Corning, Inc. †	53,000	2,021,950

Penn National Gaming, Inc. †	86,700	1,016,991

PulteGroup, Inc.	153,300	3,115,056

Target Corp.	20,400	1,155,456

Time Warner, Inc.	120,700	7,583,581

TJX Cos., Inc. (The)	28,700	1,646,232

Viacom, Inc. Class B	51,700	4,244,570

Walt Disney Co. (The)	55,600	4,037,116

		65,628,258
Consumer finance (0.2%)
American Express Co.	37,500	3,188,250

		3,188,250
Consumer staples (4.6%)
Altria Group, Inc.	98,000	3,451,560

Coca-Cola Co. (The)	41,300	1,561,966

Coca-Cola Enterprises, Inc.	86,500	3,744,585

Colgate-Palmolive Co.	27,400	1,677,702

Coty, Inc. Class A	269,300	3,632,857

CVS Caremark Corp.	120,800	8,180,576

Dr. Pepper Snapple Group, Inc.	47,400	2,269,512

General Mills, Inc.	64,500	3,097,290

Kellogg Co.	69,300	4,018,014

Lorillard, Inc.	21,000	1,033,620

McDonald’s Corp.	25,500	2,401,335

PepsiCo, Inc.	23,900	1,920,603

Philip Morris International, Inc.	180,400	14,096,456

Procter & Gamble Co. (The)	74,300	5,692,866

Walgreen Co.	26,900	1,542,715

		58,321,657
Energy (6.6%)
Anadarko Petroleum Corp.	56,600	4,567,054

Chevron Corp.	55,400	6,184,302

ConocoPhillips	46,700	3,033,164

George Putnam Balanced Fund	27

COMMON STOCKS (57.7%)* cont.	Shares	Value

Energy cont.
Exxon Mobil Corp.	310,600	$28,624,896

Halliburton Co.	94,600	4,636,346

Marathon Oil Corp.	191,500	6,279,285

Noble Corp. PLC	48,500	1,504,955

Occidental Petroleum Corp.	26,100	2,285,577

Phillips 66	18,300	1,337,547

QEP Resources, Inc.	67,200	2,075,808

Royal Dutch Shell PLC ADR (United Kingdom)	203,356	14,051,900

Southwestern Energy Co. †	54,900	2,233,881

Suncor Energy, Inc. (Canada)	117,100	3,844,393

Total SA ADR (France)	34,200	1,955,214

		82,614,322
Financial (0.8%)
Carlyle Group LP (The) (Partnership shares)	149,200	5,193,652

CME Group, Inc.	70,900	5,300,484

		10,494,136
Health care (10.0%)
AstraZeneca PLC ADR (United Kingdom)	61,500	3,905,250

Baxter International, Inc.	111,100	7,588,130

Bristol-Myers Squibb Co.	51,200	2,558,464

CIGNA Corp.	38,200	3,297,042

Covidien PLC	76,812	5,241,651

Eli Lilly & Co.	83,700	4,520,637

GlaxoSmithKline PLC ADR (United Kingdom)	107,400	5,535,396

Johnson & Johnson	196,000	17,340,120

Medtronic, Inc.	69,600	3,936,576

Merck & Co., Inc.	201,600	10,678,752

Novartis AG ADR (Switzerland)	27,300	2,158,610

Pfizer, Inc.	453,694	13,792,298

Quest Diagnostics, Inc.	40,300	2,115,750

Sanofi ADR (France)	96,200	4,704,180

St. Jude Medical, Inc.	68,900	4,184,297

Stryker Corp.	56,000	4,345,600

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	97,200	4,338,036

Thermo Fisher Scientific, Inc.	62,900	7,242,306

UnitedHealth Group, Inc.	86,500	6,252,220

Ventas, Inc. R	46,000	2,869,940

Zimmer Holdings, Inc.	68,000	6,389,960

Zoetis, Inc.	76,205	2,313,584

		125,308,799
Insurance (3.5%)
Aflac, Inc.	25,300	1,588,334

American International Group, Inc.	142,900	6,853,484

Chubb Corp. (The)	38,600	3,263,244

Hartford Financial Services Group, Inc. (The)	214,000	7,115,500

Marsh & McLennan Cos., Inc.	85,300	3,899,063

MetLife, Inc.	150,700	7,391,835

Prudential Financial, Inc.	69,100	5,831,349

28 George Putnam Balanced Fund

COMMON STOCKS (57.7%)* cont.	Shares	Value

Insurance cont.
Sun Life Financial, Inc. (Canada)	57,300	$1,888,035

Travelers Cos., Inc. (The)	74,400	6,047,232

		43,878,076
Investment banking/Brokerage (1.1%)
Charles Schwab Corp. (The)	178,600	4,432,852

Goldman Sachs Group, Inc. (The)	50,010	8,207,641

Morgan Stanley	49,940	1,473,729

		14,114,222
Real estate (0.4%)
AvalonBay Communities, Inc. R	22,800	2,815,800

Public Storage R	14,700	2,316,573

		5,132,373
Technology (6.1%)
Apple, Inc.	10,400	5,206,240

Cisco Systems, Inc.	368,400	8,071,644

eBay, Inc. †	39,500	2,101,400

EMC Corp.	214,100	5,189,784

Google, Inc. Class A †	4,779	5,643,855

Hewlett-Packard Co.	35,600	1,032,400

Honeywell International, Inc.	126,900	11,577,087

IBM Corp.	7,300	1,289,764

Intel Corp.	95,400	2,341,116

L-3 Communications Holdings, Inc.	73,700	8,185,859

Lam Research Corp. †	52,500	2,657,025

Maxim Integrated Products, Inc.	85,500	2,587,230

Micron Technology, Inc. †	106,100	2,444,544

Microsoft Corp.	91,700	3,470,845

NetApp, Inc.	39,700	1,680,898

Oracle Corp.	100,600	3,712,140

Qualcomm, Inc.	51,000	3,785,220

SanDisk Corp.	23,300	1,620,515

Texas Instruments, Inc.	38,000	1,611,200

Xilinx, Inc.	45,800	2,126,036

		76,334,802
Transportation (1.1%)
Delta Air Lines, Inc.	130,800	4,003,788

Union Pacific Corp.	21,400	3,728,736

United Continental Holdings, Inc. †	64,100	2,938,344

United Parcel Service, Inc. Class B	35,000	3,333,050

		14,003,918
Utilities and power (2.7%)
Ameren Corp.	70,100	2,652,584

American Electric Power Co., Inc.	56,300	2,748,002

Calpine Corp. †	128,000	2,429,440

Dominion Resources, Inc.	22,100	1,500,811

Duke Energy Corp.	38,133	2,692,952

Edison International	85,500	4,117,680

Entergy Corp.	43,300	2,729,199

FirstEnergy Corp.	139,300	4,386,557

NextEra Energy, Inc.	32,700	3,006,111

George Putnam Balanced Fund 29

COMMON STOCKS (57.7%)* cont.	Shares	Value

Utilities and power cont.
PG&E Corp.	100,450	$4,233,968

PPL Corp.	97,039	2,966,482

		33,463,786

Total common stocks (cost $575,014,862)		$726,189,228

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, February 1, 2044	$1,000,000	$990,234

		990,234
U.S. Government Agency Mortgage Obligations (5.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, March 1, 2035	4,266	4,755
4 1/2s, September 1, 2043	1,385,188	1,481,719
4s, with due dates from July 1, 2042 to June 1, 2043	11,690,356	12,194,577
3 1/2s, with due dates from December 1, 2042 to April 1, 2043	963,508	978,224

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	2,937,713	3,237,376
5 1/2s, TBA, February 1, 2044	2,000,000	2,202,188
5s, with due dates from August 1, 2033 to January 1, 2039	1,412,782	1,547,986
4 1/2s, with due dates from August 1, 2041 to October 1, 2043	21,246,524	22,792,480
4 1/2s, TBA, February 1, 2044	2,000,000	2,145,625
4s, TBA, February 1, 2044	10,000,000	10,475,781
3 1/2s, with due dates from May 1, 2043 to May 1, 2043	1,932,253	1,962,368
3 1/2s, TBA, February 1, 2044	4,000,000	4,058,438
3s, TBA, February 1, 2044	12,000,000	11,669,063

		74,750,580

Total U.S. government and agency mortgage obligations (cost $75,460,576)		$75,740,814

U.S. TREASURY OBLIGATIONS (12.4%)*	Principal amount	Value

U.S. Treasury Bonds 3 3/4s, November 15, 2043	$5,790,000	$5,925,070

U.S. Treasury Notes
3 1/2s, February 15, 2018	29,440,000	32,151,930
3s, September 30, 2016	13,690,000	14,562,631
1s, August 31, 2016	39,350,000	39,795,147
0 3/4s, March 31, 2018	26,820,000	26,309,162
0 1/4s, November 30, 2014	9,662,000	9,671,133
0 1/4s, August 31, 2014	26,890,000	26,912,058

Total U.S. treasury obligations (cost $155,481,675)		$155,327,131

CORPORATE BONDS AND NOTES (15.3%)*	Principal amount	Value

Basic materials (0.9%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036 (Canada)	$365,000	$448,525

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	400,000	499,575

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	78,000	92,820

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	215,000	204,819

30 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Basic materials cont.
Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	$335,000	$329,778

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	200,000	227,857

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,117,769

International Paper Co. sr. unsec. notes 9 3/8s, 2019	461,000	609,075

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,311

International Paper Co. sr. unsec. notes 7.95s, 2018	221,000	272,660

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	1,550,000	1,801,932

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	412,000	415,132

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	200,000	200,719

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	188,000	192,127

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	77,000	80,679

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	345,000	354,688

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	285,000	283,666

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	350,000	420,267

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	227,000	242,167

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	168,000	180,642

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	195,000	223,951

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	180,000	205,802

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	1,370,000	1,655,124

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	553,000	700,237

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)	735,000	813,451

		11,587,773
Capital goods (0.4%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	767,000	1,010,451

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	975,000	1,204,743

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	240,000	272,935

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	1,246,000	1,279,923

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	118,449

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	225,000	226,641

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	135,000	134,841

Waste Management, Inc. company guaranty sr. unsec. notes
7 3/4s, 2032	745,000	1,009,923

		5,257,906
Communication services (1.0%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	200,000	211,914

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	280,000	287,393

American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	735,000	759,500

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	240,000	231,030

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G, 6 7/8s, 2028	715,000	659,588

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	268,000	324,011

George Putnam Balanced Fund	31

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Communication services cont.
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	$710,000	$772,996

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	70,000	91,541

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	380,000	453,215

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	255,000	286,395

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	283,000	287,787

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	353,000	394,111

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	95,000	126,741

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	203,189

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	1,125,000	1,206,979

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	275,000	270,801

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	610,000	806,613

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	195,000	198,510

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	845,000	915,432

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	1,000,000	1,005,494

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	355,000	405,872

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,000,000	1,173,067

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	5,200	130,000

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	770,000	948,309

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	980,000	1,201,368

		13,351,856
Consumer cyclicals (1.1%)
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	247,000	264,290

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	880,000	1,132,277

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	430,000	454,725

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	579,000	635,051

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	1,290,000	1,549,807

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	200,000	252,853

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,275,000	1,609,544

Ford Motor Credit Co., LLC sr. unsec. notes 8s, 2016	500,000	589,750

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	185,000	189,625

Grupo Televisa, S.A.B. sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	328,099

Grupo Televisa, S.A.B. sr. unsec. notes 6s, 2018 (Mexico)	157,000	176,194

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	460,000	625,466

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	320,000	356,424

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	150,000	160,497

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	$200,000	$190,006

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	100,000	120,660

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.7s, 2034	310,000	372,326

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	123,000	148,313

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	70,000	71,264

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	110,000	112,334

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	310,000	317,834

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	1,045,000	1,289,948

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	435,000	423,947

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	195,000	192,641

Owens Corning company guaranty sr. unsec. notes 9s, 2019	55,000	68,131

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	688,600

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.45s, 2023	550,000	536,250

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	450,000	489,288

		13,346,144
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	773,000	768,621

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	84,000	111,950

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	132,000	175,485

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	1,209,000	1,132,377

Anheuser-Busch Cos., LLC company guaranty sr. unsec. unsub.
notes 5 1/2s, 2018	885,000	1,011,797

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	165,000	250,148

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	527,922

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	855,000	1,111,780

CVS Pass-Through Trust 144A sr. mortgage notes 4.704s, 2036	700,000	721,671

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	701,069	866,064

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	108,000	112,538

Delhaize Group SA company guaranty sr. unsec. unsub. notes
6 1/2s, 2017 (Belgium)	620,000	696,023

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	820,000	1,093,279

Erac USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	1,250,000	1,539,771

Erac USA Finance, LLC 144A sr. unsec. notes 4 1/2s, 2021	785,000	835,721

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	437,000	408,244

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	309,000	381,037

George Putnam Balanced Fund	33

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Consumer staples cont.
Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	$1,185,000	$1,207,711

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	500,000	575,490

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	674,368

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	702,964

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	180,000	182,611

Mondelez International, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	676,000	825,598

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	200,000	206,649

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	460,000	513,114

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	690,000	720,466

		17,353,399
Energy (1.3%)
Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	985,000	1,244,123

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	250,000	259,800

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4.742s, 2021 (United Kingdom)	655,000	723,678

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	175,000	191,979

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	395,191

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	238,545

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	388,000	491,152

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	1,070,000	1,369,286

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	315,000	290,181

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	175,000	206,875

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	279,770

Noble Corp. PLC company guaranty sr. unsec. notes 6.05s, 2041	390,000	416,901

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	250,000	220,618

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 3/4s, 2041 (Brazil)	300,000	269,540

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	825,000	814,584

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	355,000	363,875

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	910,000	973,973

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	1,143,000	1,253,014

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	760,000	1,074,177

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	675,000	693,563

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	1,080,000	1,235,511

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Energy cont.
Spectra Energy Capital, LLC sr. notes 8s, 2019	$820,000	$998,078

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	245,000	259,316

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	480,000	521,669

Tosco Corp. sr. unsec. notes 8 1/8s, 2030	600,000	853,865

Weatherford Bermuda company guaranty sr. unsec. notes
9 5/8s, 2019 (Bermuda)	93,000	120,734

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	245,000	272,605

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	280,000	315,207

		16,347,810
Financials (6.4%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	1,773,000	1,909,986

Aflac, Inc. sr. unsec. notes 6.9s, 2039	747,000	951,146

Aflac, Inc. sr. unsec. notes 6.45s, 2040	314,000	382,921

American Express Co. sr. unsec. notes 7s, 2018	650,000	782,350

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	781,000	970,393

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	1,150,000	1,046,010

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	586,012

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	550,000	563,750

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	135,000	134,649

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	400,000	395,546

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	348,910

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	1,724,000	2,288,558

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	1,415,000	1,591,271

Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	500,000	581,444

Bear Stearns Cos., LLC (The) sr. unsec. unsub. nots 7 1/4s, 2018	331,000	396,087

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	703,000	647,566

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
2049 (France)	100,000	106,250

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	850,000	873,375

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	370,000	382,166

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	810,000	795,955

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	1,213,000	1,291,866

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	462,000	440,439

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	805,000	829,061

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	50,000	64,345

Citigroup, Inc. sr. unsec. sub. FRN notes 0.512s, 2016	123,000	120,933

Citigroup, Inc. sub. notes 5s, 2014	914,000	937,865

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	210,000	240,495

George Putnam Balanced Fund	35

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
CNA Financial Corp. unsec. notes 6 1/2s, 2016	$435,000	$488,985

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands bank guaranty unsec. sub. notes 4 5/8s,
2023 (Netherlands)	250,000	252,527

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	1,079,000	1,165,046

Credit Suisse/New York sr. unsec. notes 5.3s, 2019	475,000	541,711

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	605,000	752,478

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R	375,000	436,433

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	689,000	694,112

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	428,000	491,977

EPR Properties unsec. notes 5 1/4s, 2023 R	345,000	347,652

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, 2049	217,000	191,503

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	425,000	426,767

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	355,000	388,725

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,540,000	1,938,546

General Electric Capital Corp. sr. unsec. notes
Ser. GMTN, 3.1s, 2023	282,000	271,818

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	860,000	1,035,951

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	979,739

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	282,000	311,022

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	1,495,000	1,861,447

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	360,000	408,300

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	890,000	894,984

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	410,000	396,266

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,113,727

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	342,000	432,887

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	2,300,000	2,374,750

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	450,000	455,625

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,225,000	2,334,372

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	298,375

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	780,000	862,836

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,250,000	1,433,453

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub.
FRN notes 1.241s, 2047	2,443,000	1,795,605

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	590,000	604,851

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	785,000	843,875

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	340,000	360,651

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,080,000	1,236,278

Macquarie Bank, Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	1,020,000	1,150,234

36 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	$1,290,000	$1,930,027

Merrill Lynch & Co., Inc. unsec. sub. FRN notes 1.003s, 2026	275,000	237,909

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	600,000	655,358

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	1,544,000	1,779,460

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	610,650

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	100,000	106,221

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	285,000	283,962

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	484,337

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	524,055

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,374,807

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	370,966

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	416,506

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	213,000	223,946

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	2,979,000	3,224,768

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	359,000	359,000

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	1,153,000	1,109,763

Prudential Holdings, LLC sr. FRN notes Ser. AGM, 1.118s, 2017	180,000	178,404

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	718,000	944,170

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	1,045,000	1,082,666

Royal Bank of Scotland Group PLC unsec. sub. notes 6.1s, 2023
(United Kingdom)	292,000	298,527

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	133,000	134,006

Royal Bank of Scotland PLC (The) unsec. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	1,510,000	1,764,133

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	940,000	1,006,497

Santander Issuances SAU 144A bank guaranty unsec. sub. notes
5.911s, 2016 (Spain)	1,100,000	1,140,689

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	630,000	647,302

Standard Chartered PLC 144A jr. sub. FRB bonds 7.014s, 2049
(United Kingdom)	600,000	633,000

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	800,000	751,282

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.243s, 2037	2,021,000	1,524,378

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	265,000	308,266

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	263,000	337,529

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	295,000	385,641

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	2,640,000	3,034,271

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,227,317

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	570,000	681,660

George Putnam Balanced Fund	37

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Financials cont.
Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	$710,000	$785,479

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	214,000	226,840

		80,016,649
Government (0.4%)
International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,525,296

		5,525,296
Health care (0.2%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042	222,000	208,286

Actavis PLC sr. unsec. notes 3 1/4s, 2022	155,000	146,824

Actavis PLC sr. unsec. notes 1 7/8s, 2017	40,000	39,992

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	120,758

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	450,000	507,868

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	110,000	111,475

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	335,000	383,311

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	121,000	129,870

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	300,000	296,782

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	205,000	194,482

		2,139,648
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	627,000	536,137

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	948,000	978,475

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	162,000	191,160

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	245,000	241,019

		1,946,791
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	605,000	654,646

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	145,000	165,322

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	108,709	117,678

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	251,759	266,550

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	45,000	42,963

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	85,000	77,510

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	390,000	439,997

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	661,916	761,203

Union Pacific Railroad Co. 2004 Pass Through Trust 144A sr.
bonds 5.214s, 2014	590,000	603,526

		3,129,395
Utilities and power (1.8%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	560,403

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	138,000	137,466

Beaver Valley Funding Corp. sr. bonds 9s, 2017	132,000	141,269

38 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Utilities and power cont.
Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	$975,000	$1,088,975

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	595,000	700,889

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	220,000	212,105

Dominion Resources, Inc./VA sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	10,000	11,491

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	450,000	441,038

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	365,000	373,166

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	685,000	739,800

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	490,000	656,740

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	235,000	271,131

Electricite de France (EDF) 144A jr. unsec. sub. FRN notes
5 5/8s, 2049 (France)	360,000	359,100

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	784,000	981,490

Electricite de France (EDF) 144A sr. unsec. notes 6s,
2114 (France)	200,000	200,859

Electricite de France (EDF) 144A sr. unsec. unsub. notes 5.6s,
2040 (France)	640,000	690,949

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	252,000	248,220

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	360,000	391,133

Energy Transfer Partners LP sr. unsec. unsub. notes 7.6s, 2024	470,000	574,091

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	766,000	838,191

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	240,000	257,057

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes
4.15s, 2020 (Italy)	825,000	852,269

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	370,000	362,484

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	185,000	211,362

ITC Holdings Corp. 144A notes 5 7/8s, 2016	270,000	298,421

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	410,375

Kansas Gas and Electric Co. bonds 5.647s, 2021	256,901	264,848

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)	385,000	454,819

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	315,000	292,325

Nevada Power Co. mtge. notes 7 1/8s, 2019	295,000	365,078

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	445,000	543,021

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	441,000	457,175

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	418,000	511,562

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	140,000	160,163

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	331,000	362,060

George Putnam Balanced Fund 39

CORPORATE BONDS AND NOTES (15.3%)* cont.	Principal amount	Value

Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	$145,000	$148,742

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	1,285,000	1,410,613

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	656,000	672,400

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	110,000	127,120

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	889,000	1,160,091

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	1,145,000	1,181,598

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	210,000	199,954

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	1,945,000	1,993,625

		22,315,668

Total corporate bonds and notes (cost $179,471,875)		$192,318,335

MORTGAGE-BACKED SECURITIES (1.2%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$1,628,000	$1,660,560
FRB Ser. 05-1, Class A4, 5.17s, 2042	1,025,677	1,035,298

COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.648s, 2044	1,000,000	1,072,200
Ser. 12-CR1, Class AM, 3.912s, 2045	1,046,000	1,063,270

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	4,519,770	77,330
Ser. T-56, Class 1, IO, zero %, 2043	6,911,626	540
Ser. T-56, Class 2, IO, zero %, 2043	6,594,254	20,607
Ser. T-56, Class 3, IO, zero %, 2043	5,459,973	427

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.311s, 2045	1,429,933	13,852

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	194,241	19

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.91s, 2032	221,738	108,651

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	128,038	128,678
Ser. 11-GC5, Class XA, IO, 1.721s, 2044	12,034,228	795,462

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 07-C1, Class A3, 5.79s, 2051	515,000	521,695
Ser. 04-LN2, Class A2, 5.115s, 2041	527,171	533,462

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	141,253	141,960
Ser. 99-C1, Class G, 6.41s, 2031	765,731	794,859
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,133,006

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C11, Class AS, 4.419s, 2046 F	507,000	520,111

Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.601s, 2049	447,696	449,935
FRB Ser. 07-HQ12, Class A2FX, 5.601s, 2049	772,305	781,958

40 George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (1.2%)* cont.	Principal amount	Value

Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.525s, 2045 F	$2,000,000	$2,010,838

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	457,180	59,433

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,949,042	487,261

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4,
Class XA, IO, 1.878s, 2045	8,427,924	946,768

WF-RBS Commercial Mortgage Trust Ser. 12-C9, Class AS,
3.388s, 2045	695,000	680,558

Total mortgage-backed securities (cost $14,590,139)		$15,038,738

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

PPL Corp. $4.375 cv. pfd.	28,952	$1,488,712

United Technologies Corp. $3.75 cv. pfd.	46,453	2,992,967

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	45,719	2,458,768

Total convertible preferred stocks (cost $6,292,249)		$6,940,447

INVESTMENT COMPANIES (0.2%)*	Shares	Value

Vanguard MSCI Emerging Markets ETF	78,600	$2,960,862

Total investment companies (cost $3,196,744)		$2,960,862

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$289,766

IL State G.O. Bonds, 4.421s, 1/1/15	420,000	435,128

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	445,074

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	294,195

Total municipal bonds and notes (cost $1,261,436)		$1,464,163

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.1%)*	Principal amount	Value

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)	$350,000	$372,050

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)	450,000	479,396

Total foreign government and agency bonds and notes (cost $797,642)		$851,446

SHORT-TERM INVESTMENTS (8.4%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	106,100,252	$106,100,252

Total short-term investments (cost $106,100,252)		$106,100,252

TOTAL INVESTMENTS

Total investments (cost $1,117,667,450)		$1,282,931,416

George Putnam Balanced Fund	41

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,257,501,564.

† Non-income-producing security.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $29,001,250 to cover delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING at 1/31/14 (proceeds receivable $2,085,313) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
February 1, 2044	$2,000,000	2/13/14	$2,095,156
Total			$2,095,156

42 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$19,567,074	$—	$—

Capital goods	42,507,003	—	—

Communication services	18,829,170	—	—

Conglomerates	19,023,235	—	—

Consumer cyclicals	65,628,258	—	—

Consumer staples	58,321,657	—	—

Energy	82,614,322	—	—

Financials	170,587,204	—	—

Health care	125,308,799	—	—

Technology	76,334,802	—	—

Transportation	14,003,918	—	—

Utilities and power	33,463,786	—	—

Total common stocks	726,189,228	—	—

Convertible preferred stocks	$2,992,967	$3,947,480	$—

Corporate bonds and notes	—	192,318,335	—

Foreign government and agency bonds and notes	—	851,446	—

Investment companies	2,960,862	—	—

Mortgage-backed securities	—	15,038,738	—

Municipal bonds and notes	—	1,464,163	—

U.S. government and agency mortgage obligations	—	75,740,814	—

U.S. treasury obligations	—	155,327,131	—

Short-term investments	106,100,252	—	—

Totals by level	$838,243,309	$444,688,107	$—

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	—	(2,095,156)	—

Totals by level	$—	$(2,095,156)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 43

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,011,567,198)	$1,176,831,164
Affiliated issuers (identified cost $106,100,252) (Notes 1 and 5)	106,100,252

Dividends, interest and other receivables	5,487,345

Receivable for shares of the fund sold	694,836

Receivable for investments sold	2,626,042

Receivable for sales of delayed delivery securities (Note 1)	4,065,363

Total assets	1,295,805,002

LIABILITIES

Payable for investments purchased	1,372,709

Payable for purchases of delayed delivery securities (Note 1)	30,994,813

Payable for shares of the fund repurchased	1,826,831

Payable for compensation of Manager (Note 2)	567,409

Payable for custodian fees (Note 2)	14,771

Payable for investor servicing fees (Note 2)	320,023

Payable for Trustee compensation and expenses (Note 2)	565,806

Payable for administrative services (Note 2)	2,206

Payable for distribution fees (Note 2)	312,741

TBA sale commitments, at value (proceeds receivable $2,085,313) (Note 1)	2,095,156

Other accrued expenses	230,973

Total liabilities	38,303,438

Net assets	$1,257,501,564

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,839,468,116

Undistributed net investment income (Note 1)	5,345,599

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(752,566,274)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	165,254,123

Total — Representing net assets applicable to capital shares outstanding	$1,257,501,564

(Continued on next page)

44 George Putnam Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,023,030,953 divided by 67,092,055 shares)	$15.25

Offering price per class A share (100/94.25 of $15.25)*	$16.18

Net asset value and offering price per class B share ($25,179,562 divided by 1,669,849 shares)**	$15.08

Net asset value and offering price per class C share ($24,958,108 divided by 1,646,975 shares)**	$15.15

Net asset value and redemption price per class M share ($75,399,299 divided by 5,010,160 shares)	$15.05

Offering price per class M share (100/96.50 of $15.05)*	$15.60

Net asset value, offering price and redemption price per class R share
($1,006,009 divided by 66,167 shares)	$15.20

Net asset value, offering price and redemption price per class R5 share
($10,015 divided by 654 shares)	$15.30†

Net asset value, offering price and redemption price per class R6 share
($6,960,343 divided by 454,752 shares)	$15.31

Net asset value, offering price and redemption price per class Y share
($100,957,275 divided by 6,597,337 shares)	$15.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $40,925)	$9,520,173

Interest (including interest income of $42,911 from investments in affiliated issuers) (Note 5)	6,653,336

Total investment income	16,173,509

EXPENSES

Compensation of Manager (Note 2)	3,346,911

Investor servicing fees (Note 2)	1,025,382

Custodian fees (Note 2)	15,746

Trustee compensation and expenses (Note 2)	46,616

Distribution fees (Note 2)	1,835,298

Administrative services (Note 2)	20,627

Other	259,192

Total expenses	6,549,772

Expense reduction (Note 2)	(4,704)

Net expenses	6,545,068

Net investment income	9,628,441

Net realized gain on investments (Notes 1 and 3)	47,854,116

Net realized gain on foreign currency transactions (Note 1)	2,065

Net unrealized depreciation of investments and TBA sale commitments during the period	(12,220,693)

Net gain on investments	35,635,488

Net increase in net assets resulting from operations	$45,263,929

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/14*	Year ended 7/31/13

Operations:
Net investment income	$9,628,441	$18,532,686

Net realized gain on investments
and foreign currency transactions	47,856,181	82,059,990

Net unrealized appreciation (depreciation) of investments	(12,220,693)	87,169,795

Net increase in net assets resulting from operations	45,263,929	187,762,471

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,070,642)	(14,505,745)

Class B	(82,547)	(202,130)

Class C	(78,571)	(161,012)

Class M	(335,017)	(699,585)

Class R	(5,919)	(13,812)

Class Y	(867,757)	(1,611,862)

Decrease from capital share transactions (Note 4)	(42,331,965)	(72,986,841)

Total increase (decrease) in net assets	(5,508,489)	97,581,484

NET ASSETS

Beginning of period	1,263,010,053	1,165,428,569

End of period (including undistributed net investment
income of $5,345,599 and $4,157,611, respectively)	$1,257,501,564	$1,263,010,053

* Unaudited

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio of
	Net asset	Net	Net realized		From	From								Ratio	net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]

Class A
January 31, 2014**	$14.81	.12	.42	.54	(.10)	—	—	(.10)	—	—	$15.25	3.69*	$1,023,031	.50*	.78*	29*
July 31, 2013	12.88	.21	1.92	2.13	(.20)	—	—	(.20)	—	—	14.81	16.68	1,030,545	1.01	1.56	86
July 31, 2012	12.21	.22	.65	.87	(.20)	—	—	(.20)	—	—	12.88	7.26	973,318	1.03	1.80	99
July 31, 2011	11.08	.19	1.14	1.33	(.20)	—	—	(.20)	— [e]	— [f]	12.21	12.09	1,034,828	1.05	1.57	176
July 31, 2010	10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	— [e]	—	11.08	11.83	1,077,209	1.13 [h]	2.27	341
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	— [e]	— [g]	10.14	(22.58)	1,146,770	1.34 [i,j]	2.61 [j]	233

Class B
January 31, 2014**	$14.65	.06	.42	.48	(.05)	—	—	(.05)	—	—	$15.08	3.26*	$25,180	.88*	.41*	29*
July 31, 2013	12.74	.11	1.90	2.01	(.10)	—	—	(.10)	—	—	14.65	15.83	26,541	1.76	.82	86
July 31, 2012	12.08	.13	.63	.76	(.10)	—	—	(.10)	—	—	12.74	6.38	29,272	1.78	1.06	99
July 31, 2011	10.96	.10	1.13	1.23	(.11)	—	—	(.11)	— [e]	— [f]	12.08	11.24	39,031	1.80	.82	176
July 31, 2010	10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	— [e]	—	10.96	11.09	56,880	1.88 [h]	1.54	341
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	— [e]	— [g]	10.02	(23.23)	86,981	2.09 [i,j]	1.85 [j]	233

Class C
January 31, 2014**	$14.72	.06	.42	.48	(.05)	—	—	(.05)	—	—	$15.15	3.26*	$24,958	.88*	.40*	29*
July 31, 2013	12.80	.11	1.91	2.02	(.10)	—	—	(.10)	—	—	14.72	15.85	23,534	1.76	.81	86
July 31, 2012	12.14	.13	.64	.77	(.11)	—	—	(.11)	—	—	12.80	6.39	21,223	1.78	1.05	99
July 31, 2011	11.02	.10	1.13	1.23	(.11)	—	—	(.11)	— [e]	— [f]	12.14	11.22	22,013	1.80	.82	176
July 31, 2010	10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	— [e]	—	11.02	11.06	22,814	1.88 [h]	1.52	341
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	— [e]	— [g]	10.08	(23.17)	23,296	2.09 [i,j]	1.86 [j]	233

Class M
January 31, 2014**	$14.62	.08	.42	.50	(.07)	—	—	(.07)	—	—	$15.05	3.40*	$75,399	.75*	.53*	29*
July 31, 2013	12.71	.14	1.90	2.04	(.13)	—	—	(.13)	—	—	14.62	16.17	74,636	1.51	1.06	86
July 31, 2012	12.06	.16	.63	.79	(.14)	—	—	(.14)	—	—	12.71	6.62	70,317	1.53	1.30	99
July 31, 2011	10.94	.13	1.13	1.26	(.14)	—	—	(.14)	— [e]	— [f]	12.06	11.60	75,160	1.55	1.07	176
July 31, 2010	10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	— [e]	—	10.94	11.33	79,010	1.63 [h]	1.77	341
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	— [e]	— [g]	10.01	(22.99)	81,025	1.84 [i,j]	2.13 [j]	233

Class R
January 31, 2014**	$14.77	.10	.42	.52	(.09)	—	—	(.09)	—	—	$15.20	3.51*	$1,006	.63*	.66*	29*
July 31, 2013	12.84	.18	1.92	2.10	(.17)	—	—	(.17)	—	—	14.77	16.44	960	1.26	1.32	86
July 31, 2012	12.18	.19	.64	.83	(.17)	—	—	(.17)	—	—	12.84	6.92	1,209	1.28	1.54	99
July 31, 2011	11.05	.16	1.14	1.30	(.17)	—	—	(.17)	— [e]	— [f]	12.18	11.84	1,216	1.30	1.32	176
July 31, 2010	10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	— [e]	—	11.05	11.59	1,345	1.38 [h]	2.03	341
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	— [e]	— [g]	10.11	(22.71)	1,493	1.59 [i,j]	2.30 [j]	233

Class R5
January 31, 2014**†	$15.28	.04	(.02)	.02	—	—	—	—	—	—	$15.30	.13*	$10	.12*	.29*	29*

Class R6
January 31, 2014**†	$15.28	.04	(.01)	.03	—	—	—	—	—	—	$15.31	.20*	$6,960	.11*	.25*	29*

Class Y
January 31, 2014**	$14.86	.14	.42	.56	(.12)	—	—	(.12)	—	—	$15.30	3.81*	$100,957	.37*	.91*	29*
July 31, 2013	12.92	.25	1.92	2.17	(.23)	—	—	(.23)	—	—	14.86	16.99	106,794.76		1.81	86
July 31, 2012	12.26	.25	.64	.89	(.23)	—	—	(.23)	—	—	12.92	7.42	70,090.78		2.04	99
July 31, 2011	11.12	.22	1.15	1.37	(.23)	—	—	(.23)	— [e]	— [f]	12.26	12.42	67,590.80		1.82	176
July 31, 2010	10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	— [e]	—	11.12	12.18	69,539	.88 [h]	2.55	341
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	— [e]	— [g]	10.17	(22.42)	103,251	1.09 [i,j]	2.87 [j]	233

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund	George Putnam Balanced Fund 49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to January 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sales transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009 (Note 2).

j Reflects an involuntary contractual expense limitation in effect during the period. Certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation the expenses of each class reflect a reduction of 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and value stocks of large and midsized U.S. companies, with a greater focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering R5 and R6 classes of shares on December 2, 2013. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

George Putnam Balanced Fund	51

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

52 George Putnam Balanced Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

George Putnam Balanced Fund	53

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2013, the fund had a capital loss carryover of $797,888,409 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$158,112,266	N/A	$158,112,266	July 2017

639,776,143	N/A	639,776,143	July 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,120,201,494, resulting in gross unrealized appreciation and depreciation of $176,900,500 and $14,170,578, respectively, or net unrealized appreciation of $162,729,922.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

54 George Putnam Balanced Fund

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$835,986	Class R5	3

Class B	21,053	Class R6	252

Class C	19,819	Class Y	86,450

Class M	60,997	Total	$1,025,382

Class R	822

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $643 under the expense offset arrangements and by $4,061 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $816, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

George Putnam Balanced Fund	55

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,295,597	Class M	283,713

Class B	130,481	Class R	2,546

Class C	122,961	Total	$1,835,298

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $37,394 and $616 from the sale of class A and class M shares, respectively, and received $7,500 and $472 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $11 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $342,347,606 and $365,457,313, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $117,215,805 and $41,989,915, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows

	Six months ended 1/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	1,760,699	$26,464,640	4,192,665	$57,851,817

Shares issued in connection with
reinvestment of distributions	438,996	6,512,949	977,643	13,286,743

	2,199,695	32,977,589	5,170,308	71,138,560

Shares repurchased	(4,689,593)	(70,512,541)	(11,171,410)	(153,321,059)

Net decrease	(2,489,898)	$(37,534,952)	(6,001,102)	$(82,182,499)

56 George Putnam Balanced Fund

	Six months ended 1/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	132,374	$1,967,764	225,486	$3,084,438

Shares issued in connection with
reinvestment of distributions	5,462	80,291	14,725	197,393

	137,836	2,048,055	240,211	3,281,831

Shares repurchased	(280,021)	(4,165,231)	(726,454)	(9,882,920)

Net decrease	(142,185)	$(2,117,176)	(486,243)	$(6,601,089)

	Six months ended 1/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	151,479	$2,253,571	205,715	$2,843,106

Shares issued in connection with
reinvestment of distributions	4,993	73,901	11,122	150,491

	156,472	2,327,472	216,837	2,993,597

Shares repurchased	(108,203)	(1,617,304)	(275,905)	(3,759,607)

Net increase (decrease)	48,269	$710,168	(59,068)	$(766,010)

	Six months ended 1/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	279,733	$4,141,580	515,112	$7,035,008

Shares issued in connection with
reinvestment of distributions	22,698	332,983	51,706	693,748

	302,431	4,474,563	566,818	7,728,756

Shares repurchased	(397,766)	(5,888,100)	(992,324)	(13,318,610)

Net decrease	(95,335)	$(1,413,537)	(425,506)	$(5,589,854)

	Six months ended 1/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	10,056	$149,657	18,885	$257,971

Shares issued in connection with
reinvestment of distributions	400	5,919	999	13,510

	10,456	155,576	19,884	271,481

Shares repurchased	(9,303)	(138,922)	(48,989)	(679,067)

Net increase (decrease)	1,153	$16,654	(29,105)	$(407,586)

			For the period 12/2/13
			(commencement of operations) to 1/31/14

Class R5			Shares	Amount

Shares sold			654	$10,000

Shares issued in connection with
reinvestment of distributions			—	—

			654	10,000

Shares repurchased			—	—

Net increase			654	$10,000

George Putnam Balanced Fund	57

	For the period 12/2/13
	(commencement of operations) to 1/31/14

Class R6	Shares	Amount

Shares sold	454,944	$7,037,880

Shares issued in connection with
reinvestment of distributions	—	—

	454,944	7,037,880

Shares repurchased	(192)	(2,991)

Net increase	454,752	$7,034,889

	Six months ended 1/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	257,020	$3,887,389	3,108,693	$41,013,365

Shares issued in connection with
reinvestment of distributions	58,059	864,038	113,947	1,560,517

	315,079	4,751,427	3,222,640	42,573,882

Shares repurchased	(902,829)	(13,789,438)	(1,461,776)	(20,013,685)

Net increase (decrease)	(587,750)	$(9,038,011)	1,760,864	$22,560,197

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	654	100.00%	$10,015

Class R6	654	0.14	10,013

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$115,283,694	$99,403,419	$108,586,861	$42,911	$106,100,252

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

58 George Putnam Balanced Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	55,511,831	1,928,831
Ravi Akhoury	55,538,167	1,902,495

Barbara M. Baumann	55,796,892	1,643,770

Jameson A. Baxter	55,808,512	1,632,150

Charles B. Curtis	55,743,844	1,696,818

Robert J. Darretta	55,731,009	1,709,653

Katinka Domotorffy	55,587,888	1,852,774

John A. Hill	55,805,275	1,635,387

Paul L. Joskow	55,807,596	1,633,067

Kenneth R. Leibler	55,768,192	1,672,470

Robert E. Patterson	55,779,277	1,661,385

George Putnam, III	55,730,564	1,710,098

Robert L. Reynolds	55,796,756	1,643,906

W. Thomas Stephens	55,796,638	1,644,024

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

46,132,082	1,213,335	2,602,371	7,492,873

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

46,505,623	1,122,183	2,319,981	7,492,875

All tabulations are rounded to the nearest whole number.

George Putnam Balanced Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 George Putnam Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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SA021
285944 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014